UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 23, 2022

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QCR Holdings, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	000-22208	42-1397595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3551 Seventh Street

Moline, Illinois 61265

(Address of Principal Executive Offices) (Zip Code)

(309) 736-3584

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	QCRH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 19, 2022, QCR Holdings, Inc. (the “Company”) held its 2022 Annual Meeting of stockholders. Of the 15,657,587 shares of common stock issued and outstanding as of the record date for the meeting, 13,861,325 shares were represented at the meeting in person or by proxy, constituting approximately 88.52% of the outstanding shares.

Four proposals were presented to the stockholders and the results of voting on each of the matters submitted to a vote during the annual meeting are as follows:

1. For the election of three (3) Class II directors of the Company:

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Brent R. Cobb	11,356,061	183,125	2,322,139
Larry J. Helling	11,341,281	197,905	2,322,139
Mark C. Kilmer	11,048,545	490,641	2,322,139

2. To approve, in a non-binding, advisory vote, the compensation of certain executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
11,347,456	171,990	19,740	2,322,139

3. To approve the QCR Holdings, Inc. 2022 Employee Stock Purchase Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
11,502,229	32,674	4,283	2,322,139

4. To ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
13,508,992	326,633	25,700	0

Item 8.01. Other Events.

As previously disclosed, Patrick A. Baird, a Class II director since 2010, informed the board that he would not seek reelection as director of the Company at the annual meeting and, accordingly, the board did not re-nominate him for election. His directorship ended at the annual meeting, and the size of the board was reduced from 12 to 11 directors as of May 19, 2022.

Following the annual meeting, the Company declared a cash dividend of $0.06 per share of its common stock. The dividend is payable on July 6, 2022 to stockholders of record on June 17, 2022.

On May 23, 2022, the Company issued a press release announcing the dividend and annual meeting results. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated May 23, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QCR Holdings, Inc.

Date: May 23, 2022	By:	/s/ Todd A. Gipple
Todd A. Gipple
President, Chief Operating Officer and Chief Financial Officer